Financial risk management	12 Months Ended
Dec. 31, 2022
Disclosure of nature and extent of risks arising from financial instruments [abstract]
Financial risk management	Financial risk management
This note explains the Group’s exposure to financial risks and how these risks could affect the Group’s future financial performance.

Risk	Exposure arising from	Measurement	Management
Market risk – interest rate risk	Long-term borrowings at variable rates	Sensitivity analysis	Economic hedge with an interest rate cap
Market risk – price risk	Investments in equity securities	Sensitivity analysis	Monitoring quarterly valuation updates and forecasts of future cash flows
Credit risk	Cash and cash equivalents, trade receivables, derivative financial instruments and contract assets.	Aging analysis	Doing business with creditworthy companies and a strict policy of cash collection.
Liquidity risk	Borrowings and other liabilities	Cash flow forecasts	Availability of borrowing facilities.
The Group’s management oversees the management of these risks. The Group’s management is supported by the Finance department that advises on financial risks and the appropriate financial risk governance framework for the Group. The Group’s risk management is predominantly controlled by the Finance department under policies approved by the Executive Board. The Executive Board provides principles for overall risk management, as well as policies covering specific areas, such as foreign exchange risk, interest rate risk, credit risk, use of derivative financial instruments and non-derivative financial instruments. Since the largest part of the Group’s assets, liabilities, and transactions are denominated in euro, the market risk of foreign exchange is considered not to be significant. There are no changes compared to the previous period.
Market risk
Cash flow and fair value interest rate risk
The Group’s main interest rate risk arises from a long-term borrowing with a variable rate, which exposes the Group to cash flow interest rate risk. The cash flow risk is mitigated through the usage of interest rate caps. During the years ended December 31, 2022 and 2021, the Group’s borrowings at a variable rate were denominated in euro.
The Group’s borrowings are carried at amortized cost.
As at December 31, 2022, approximately 0% of the Group’s borrowings are at a fixed rate of interest (December 31, 2021: 47%). An analysis by maturities is provided below in section "Maturities of financial liabilities" of this note.
Instruments used by the Group
The Group has two interest rate caps in place with a notional of €181,487 thousand (December 31, 2021: one interest rate cap with a notional of €83,054 thousand) which mature in December 2027 (December 31, 2021: in May 2026). As at December 31, 2022, the interest rate caps cover approximately 65% (December 31, 2021: 69%) of the variable loan principal outstanding. The notional of the derivative instruments and the renewed (2021: old) facility changes over time in order for the interest rate cap to mitigate at least 65% (2021: 69%) of the variable debt outstanding. Specifically, the strike price changes over time and ranges between 1.50% and 3.43%. The remaining cash flow risk is accepted.
The interest rate caps require settlement of any interest receivable, if applicable, semiannually. The settlement dates coincide with the dates on which interest is payable on the renewed facility.
Sensitivity
The consolidated statement of profit or loss is sensitive to higher/lower interest expenses from borrowings as a result of changes in interest rates as both the Group’s bank facilities have a variable interest rate. The Group’s interest expenses incurred in relation to the shareholder loans are not sensitive to changes in interest rates as these borrowings had a fixed interest rate. Equity is not impacted as no hedge accounting is applied. Additionally, an increase or decrease of the Euribor has an impact on the fair value of the Group’s interest rate caps. The impact on the loss for the years ended December 31, 2022 and 2021 as a result of a change in interest rates is as follows:

(in €‘000)	Impact on pre-tax loss
	2022	2021
Interest rates – increase by 10 basis points*	586	76
Interest rates – decrease by 10 basis points*	(629)	(68)
*Keeping all other variables constant.
Global regulators and central banks have been driving international efforts to reform key benchmark interest rates. The market is therefore in transition to alternative risk-free reference rates. Although limited impact is expected on the Euribor, the Group is in the process of evaluating the implications of such a phase out. The Group has no interest rate hedging relationships which are affected by the reform and does not expect any significant impact on existing contracts due to a change in the interest rates. The Group will continue to monitor market developments.
Price risk
Exposure
The Group’s exposure to equity securities price risk arises from investments held by the group and classified in the consolidated statement of financial position as at fair value through other comprehensive income (FVOCI) as detailed in
Note 19. The price risk is mitigated by monitoring quarterly valuation updates and forecasts of future cash flows and aligning the business strategy accordingly.
Sensitivity
The table below summarizes the impact of increases/decreases of the price of equity securities acquired in 2022 on the group’s equity through OCI reserve for the period. The analysis is based on the assumption that the fair value of the equity securities held by the group has increased or decreased by 40%, with all other variables held constant.

(in €‘000)	Impact on Group's equity
2022
Fair Value – increase by 4,000 basis points	12,556
Fair Value – decrease by 4,000 basis points	(12,556)
Amounts recognized in other comprehensive income
The amounts recognized in other comprehensive income in relation to the investment in equity securities held by the group are disclosed in Note 19.
Credit risk
The Group is exposed to credit risk from its operating activities (primarily trade receivables and contract assets) and from its financing activities, including deposits with banks.
Risk management
Credit risk is managed on a Group basis. The Group is doing business with creditworthy companies and has a strict policy of cash collection.
Customer credit risk is managed by the Finance department subject to the Group’s established policy, procedures and control relating to customer credit risk management. The credit quality of customers is assessed, taking into account its financial position, past experience and other factors. Outstanding customer receivables and contract assets are regularly monitored, and any major orders are generally covered by prepayments or other forms of credit insurance obtained from reputable banks and other financial institutions.
At December 31, 2022, the Group had 14 customers (December 31, 2021: 7) that owed the Group more than €450 thousand each and accounted for approximately 86% (December 31, 2021: 71%) of the total amount of trade receivables and contract assets. There were 3 customers (December 31, 2021: 1) with a balance greater than €4,500 thousand accounting for just over 49% (December 31, 2021: 59%) of the total amount of trade receivables and contract assets.
Impairment of financial assets
The Group has six types of financial assets that are subject to the expected credit loss (“ECL”) model:
•trade receivables;
•contract assets;
•pledged bank balances;
•security deposits;
•cash and cash equivalents.
While cash and cash equivalents, security deposits and pledged bank balances (refer to Note 22 and Note 19, respectively) are also subject to the impairment requirements of IFRS 9, no impairments were required to be recognized on these financial assets due to their definition of being subject to an insignificant risk of changes in value.
The maximum exposure to credit risk at the end of the reporting period is the carrying amount of each class of financial assets disclosed in Note 30.
The Group applies the IFRS 9 simplified approach to measuring ECLs which uses a lifetime expected loss allowance for all trade receivables and contract assets.
To measure the ECLs, trade receivables and contract assets have been grouped based on shared credit risk characteristics and the days past due. The contract assets relate to unbilled work in progress and have substantially the same risk characteristics as the trade receivables for the same types of contracts. The Group has therefore concluded that the expected loss rates for trade receivables are a reasonable approximation of the loss rates for the contract assets.
The expected loss rates are based on the payment profiles of sales over a period of 36 months before December 31, 2022 and the corresponding historical credit losses experienced within this period. The Group has considered but not identified any forward-looking factors which require an adjustment of the historical loss rates based on expected changes in these factors.
On that basis, the loss allowance as at December 31, 2022 and December 31, 2021 was determined as follows for both trade receivables and contract assets:

(in €‘000)	Current	1 – 30 days past due	31 –60 days past due	61 –90 days past due	91+ days past due	Total
As at December 31, 2021
Expected loss rate (in %)	0.00%	0.00%	0.00%	0.00%	0.00%
Gross carrying amount – trade receivables	33,439	909	480	382	4,353	39,563
Gross carrying amount – contract assets	1,226	—	—	—	—	1,226
Loss allowance	1	—	—	—	—	1
As at December 31, 2022
Expected loss rate (in %)	0.00%	0.00%	0.00%	0.00%	0.00%
Gross carrying amount – trade receivables	31,404	5,337	3,189	292	2,448	42,670
Gross carrying amount – contract assets	1,512	—	—	—	—	1,512
Loss allowance	—	—	—	—	—	—
Trade receivables and contract assets are written off where there is no reasonable expectation of recovery. Indicators that there is no reasonable expectation of recovery include, amongst others, the failure of a debtor to engage in a repayment plan with the Group, and a failure to make contractual payments for a period of over 60 days past due.
For the loss allowances for trade receivables and contract assets for each period presented, refer to Note 20.
Liquidity risk
Prudent liquidity risk management implies maintaining sufficient cash and the availability of funding through an adequate amount of committed credit facilities to meet obligations when due and to close out market positions. Due to the dynamic nature of the underlying businesses, the Group maintains flexibility in funding by maintaining availability under committed credit lines. The Group has been predominantly contracting customers of sound commercial standing and their payment behavior was generally good. Refer to Note 2.2 for details about the Group’s financial position and the going concern assumption applied in preparing the consolidated financial statements.
As disclosed in Note 19, the Group has pledged bank balances to secure the payment of interest and commitment fees to the Group’s external lenders and pledged bank balances in relation to bank guarantees issued to suppliers of the Group.
The main risk for the Group is not meeting the debt covenants or drawdown requirements described in Note 33. In this case, funding via the renewed facility would not be available. The Group monitors the liquidity risk on a weekly basis. Management monitors rolling forecasts of the Group’s cash and cash equivalents (Note 22) on the basis of expected cash flows. This is generally carried out at Group level, in accordance with practice and limits set by the Group. In addition, the
Group’s liquidity management policy involves projecting cash flows and considering the level of liquid assets necessary to meet these, monitoring balance sheet liquidity ratios against internal and external regulatory requirements and maintaining debt financing plans. The Group assessed the concentration of risk with respect to refinancing its debt and concluded it to be low.
Financing arrangements
The Group had access to the following undrawn borrowing facilities for each reporting period presented:

(in €‘000)	December 31, 2022	December 31, 2021
Expiring beyond one year—renewed facility	120,790	—
Expiring beyond one year—old facility	—	—
As indicated in Note 25, the Group has refinanced its old facility in December 2022. The renewed facility is available to be drawn if the drawdown covenants are met, in euros and has an average maturity of approximately 5 years (December 31, 2021: 5 years).
As at December 31, 2022, €90,790 thousand of the capital expenditures facility and €30,000 thousand of the guarantee facility were undrawn.
Maturities of financial liabilities
The table below analyzes the Group’s financial liabilities into relevant maturity groupings based on their contractual maturities. The table includes both non-derivative and derivative financial liabilities.
The amounts disclosed in the table are the contractual undiscounted cash flows (including interest payments). Balances due within 12 months equal their carrying balances as the impact of discounting is not significant.

	Contractual cash flows
(in €‘000)	Carrying amount of liabilities	Total	Less than 6 months	6–12 months	1–2 years	2–5 years	More than 5 years
As at December 31, 2021
Borrowings	213,128	464,440	2,975	3,176	6,451	137,258	314,580
Lease liabilities	31,617	38,208	3,630	3,560	6,871	16,729	7,418
Trade and other payables	24,072	24,072	24,072	—	—	—	—
Total	268,817	526,720	30,677	6,736	13,322	153,987	321,998
As at December 31, 2022
Borrowings	269,033	501,004	9,441	13,925	27,802	449,836	—
Lease liabilities	51,324	71,097	4,546	4,828	8,891	18,916	33,916
Trade and other payables	51,263	51,263	51,263	—	—	—	—
Warrant liabilities	1,296	1,296	1,296	—	—	—	—
Total	372,916	624,660	66,546	18,753	36,693	468,752	33,916